Financial Advisor Update Presentation Tuesday, November 10, 2020

AGENDA • Background and State of the Market • Distribution Reinstatement • Tender Offer • Death and Disability Share Repurchase Plan • Reverse Stock Split • Transfer Agent Transition • Question and Answer Session WWW.PHILLIPSEDISON.COM/INVESTORS PHILLIPS EDISON & COMPANY | 2

FORWARD-LOOKING STATEMENT DISCLOSURE Certain statements contained in this presentation for Phillips Edison & Company, Inc. (“we,” the “Company,” “our,” or “us”) other than historical facts may be considered forward-looking statements within the meaning of Section  27A of the Securities Act of 1933, as amended (the “Securities Act”), Section  21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the Private Securities Litigation Reform Act of 1995 (collectively with the Securities Act and the Exchange Act, the “Acts”). We intend for all such forward-looking statements to be covered by the applicable safe harbor provisions for forward-looking statements contained in the Acts. Such forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” “will,” “can,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” “possible,” “initiatives,” “focus,” “seek,” “objective,” “goal,” “strategy,” “plan,” “potential,” “potentially,” “preparing,” “projected,” “future,” “long-term,” “once,” “should,” “could,” “would,” “might,” “uncertainty,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the U.S. Securities and Exchange Commission (“SEC”). Such statements include, but are not limited to, (a) statements about our focus, plans, strategies, initiatives, and prospects; (b) statements about the COVID-19 pandemic, including its duration and potential or expected impact on our tenants, our business, and our estimated value per share; (c) statements about our intentions regarding the Tender Offer, a reverse stock split, our distributions, share repurchase program, and dividend reinvestment program; and (d) statements about our future results of operations, capital expenditures, and liquidity. Such statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those projected or anticipated, including, without limitation: (i) changes in national, regional, or local economic climates; (ii) local market conditions, including an oversupply of space in, or a reduction in demand for, properties similar to those in our portfolio; (iii) vacancies, changes in market rental rates, and the need to periodically repair, renovate, and re-let space; (iv) changes in interest rates and the availability of permanent mortgage financing; (v) competition from other available properties and the attractiveness of properties in our portfolio to our tenants; (vi) the financial stability of tenants, including the ability of tenants to pay rent; (vii) changes in tax, real estate, environmental, and zoning laws; (viii) the concentration of our portfolio in a limited number of industries, geographies, or investments; (ix) the effects of the COVID-19 pandemic, including on the demand for consumer goods and services and levels of consumer confidence in the safety of visiting shopping centers as a result of the COVID-19 pandemic; (x) the measures taken by federal, state, and local government agencies and tenants in response to the COVID-19 pandemic, including mandatory business shutdowns, stay-at-home orders and social distancing guidelines; (xi) the impact of the COVID-19 pandemic on our tenants and their ability to pay rent on time or at all, or to renew their leases and, in the case of non-renewal, our ability to re-lease the space at the same or more favorable terms or at all; (xii) the length and severity of the COVID-19 pandemic in the United States; (xiii) the pace of recovery following the COVID-19 pandemic given the current severe economic contraction and increase in unemployment rates; (xiv) our ability to implement cost containment strategies; (xv) our and our tenants’ ability to obtain loans under government programs; (xvi) our ability to pay down, refinance, restructure, or extend our indebtedness as it becomes due; (xvii) to the extent we were seeking to dispose of properties in the near term, significantly greater uncertainty regarding our ability to do so at attractive prices; (xviii) the impact of the COVID-19 pandemic on our business, results of operations, financial condition, and liquidity; and (xix) supply chain disruptions due to the COVID-19 pandemic. Additional important factors that could cause actual results to differ are described in the filings made from time to time by the Company with the SEC and include the risk factors and other risks and uncertainties described in our 2019 Annual Report on Form 10-K, filed with the SEC on March 12, 2020 and those included in our Quarterly Report on Form 10-Q for the quarter ended September 30, 2020, filed with the SEC on November 9, 2020, in each case as updated from time to time in our periodic and/or current reports filed with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, we do not undertake any obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise. WWW.PHILLIPSEDISON.COM/INVESTORS PHILLIPS EDISON & COMPANY | 3

BACKGROUND HISTORY OF PHILLIPS EDISON • Founded in 1991 - focused on grocery-anchored real estate since inception • Raised $2.8 billion through Phillips Edison Grocery Center REIT I, Inc. (now Phillips Edison & Company, Inc.) and Phillips Edison Grocery Center REIT II, Inc. - last offering closed in October 2015 • 2017 - Phillips Edison & Company acquired Phillips Edison Limited Partnership to become an internally-managed REIT • 2018 - Phillips Edison & Company acquired Phillips Edison Grocery Center REIT II forming $6.3 billion internally-managed REIT WWW.PHILLIPSEDISON.COM/INVESTORS PHILLIPS EDISON & COMPANY | 4

STATE OF THE MARKET: PRE-COVID RETAIL REAL ESTATE HEADWINDS • Since the beginning of 2018, the median discount to net asset value of our publicly-traded shopping center REIT peers has averaged approximately 25%1 ◦ We believe this has created limited options for a successful liquidity event - in terms of a portfolio sale and/or a public listing ◦ Institutional investors have been wary of retail real estate because of negative headlines and rising adoption of e- commerce 1) Data as of 10/30/2020. Publicly traded peers include: BRX, KIM, KRG, REG, RPT, RPAI, ROIC, and WRI. WWW.PHILLIPSEDISON.COM/INVESTORS PHILLIPS EDISON & COMPANY | 5

PECO’S RESPONSE TO COVID-19 RECORD OPERATIONS PRIOR TO PANDEMIC • PECO made regular monthly distributions for 111 consecutive months totaling $1.3 billion through the April 1, 2020 distribution • When the COVID-19 pandemic hit, our top priority became preservation of capital as we executed a number of cost-cutting initiatives: ◦ Reductions of compensation for executives and Board of Directors ◦ Delayed capital projects and reduced expenses at the property and corporate levels, including a reduction in employee headcount ◦ Temporary suspension of share repurchases and monthly distributions WWW.PHILLIPSEDISON.COM/INVESTORS PHILLIPS EDISON & COMPANY | 6

STATE OF THE MARKET: POST-COVID RETAIL REAL ESTATE HEADWINDS CONTINUE AS A RESULT OF COVID-19 Year-to-Date Equity Performance: Publicly Traded Shopping Center REITs • The equity value (stock price) of our shopping center REIT peers has decreased by 52% in 2020 on average1. • The average net asset value (“NAV”) of our shopping center REIT peers has decreased by 25% in 2020.1 Generally, the NAV is equal to the total value of real estate minus any outstanding debt. 1) Data as of 10/30/2020. Publicly traded peers include: BRX, KIM, KRG, REG, RPT, RPAI, ROIC, and WRI. WWW.PHILLIPSEDISON.COM/INVESTORS PHILLIPS EDISON & COMPANY | 7

RESTRICTIONS EASE; COLLECTIONS STABILIZE RETURN OF RETAIL COMMERCE • More recently, many COVID-related restrictions have lifted and consumers are returning to retail stores, albeit under new social distancing restrictions ◦ Retail has seen improved performance metrics, but still down year-over- year • PECO’s strong collection rate is attributable to the grocery-anchored and necessity-based nature of our centers 1 ◦ Q2 2020 collections were 90% of billings -vs- 78% for public peers 1 ◦ Q3 2020 collections were 94% of billings -vs- 88% for public peers 1 ◦ October collections were 94% of billings • Recent spikes in COVID-19, civil unrest, and the current political environment all contribute to the ongoing uncertainty in the economy 1) PECO data as of 11/04/2020; Average peer data as of 11/05/2020. Publicly traded peers include: PHILLIPS EDISON & COMPANY | 8 WWW.PHILLIPSEDISON.COM/INVESTORS BRX, KIM, KRG, REG, RPT, RPAI, ROIC, and WRI

REINSTATEMENT OF DISTRIBUTIONS AT $0.34 PER SHARE ANNUALIZED DECEMBER 2020 DISTRIBUTION AUTHORIZED AT AN ANNUALIZED RATE OF $0.34 PER SHARE • Stockholders of record on December 28, 2020 will receive a monthly distribution of $0.0283 per share payable on January 7, 2021, which equates to $0.34 annualized • Key factors in determining the rate of distribution: ◦ Likely sustainable in the event of another economic downturn ◦ Market rate in line with publicly traded peers ◦ Allows for retention of cash flow to support and drive growth in our net asset value ◦ Established at an amount with the potential for future growth • Retained capital will be used to: ◦ Provide liquidity through stock repurchases ◦ Reinvest in the portfolio (acquisitions, development, and redevelopment) ◦ Delever our balance sheet • Dividend Reinvestment Plan (“DRIP”) will resume on January 7, 2020, at the current estimated value per share of $8.75 • Distributions are not guaranteed; however, the Board intends to evaluate distributions on a monthly basis throughout 2021 WWW.PHILLIPSEDISON.COM/INVESTORS PHILLIPS EDISON & COMPANY | 9

TENDER OFFER 4.5 MILLION SHARES, OR APPROXIMATELY $26 MILLION, TO BE TENDERED AT $5.75 PER SHARE • The tender will provide an option for stockholders seeking immediate liquidity • Tender price of $5.75 is a 34% discount to our current estimated value per share of $8.75 ◦ Our publicly traded shopping center REIT peers were trading at a discount to net asset value of approximately 41% as of October 30, 20201 ◦ We believe the tender price is favorable to the pricing of the secondary market for our stock where only 67,000 shares have traded over the past 180 days at an average price of $5.27 ◦ However, we recognize there has been market volatility this week in response to news of a potential vaccine for COVID-19 • The tender is accretive to remaining stockholders while providing liquidity to those that require it • Our Board intends to consider periodic tender offers going forward, with pricing, timing, and terms subject to market conditions • Our Board and executive officers do not intend to tender any shares in the offer 1) Publicly traded peers include: BRX, KIM, KRG, REG, RPT, RPAI, ROIC, and WRI. WWW.PHILLIPSEDISON.COM/INVESTORS PHILLIPS EDISON & COMPANY | 10

INTENDED TENDER OFFER - TIMELINE VISIT WWW.PHILLIPSEDISON.COM/INVESTORS/TENDER FOR MORE DETAILS • November 10, 2020 - Formal launch of tender offer ◦ Notice will be mailed to all stockholders’ address of record ◦ Details are on our website: www.phillipsedison.com/investors/tender ◦ Dedicated tender offer service line: 866-296-5716 ◦ Requests must be submitted via direct mail • December 15, 2020 at 5:00 p.m. Eastern - Close of tender offer, all requests must be on file and in good order to be included in the repurchase • If demand surpasses funding available, repurchases will be made on a pro-rata basis WWW.PHILLIPSEDISON.COM/INVESTORS PHILLIPS EDISON & COMPANY | 11

EXPECTED RESUMPTION OF DEATH, QUALIFYING DISABILITY, & DETERMINATION OF INCOMPETENCE (“DDI”) REPURCHASES STARTING IN JANUARY 2021, DDI REQUESTS ARE EXPECTED TO BE FULFILLED IN FULL AT THE TENDER OFFER PRICE OF $5.75 • DDI repurchases are expected to resume on a monthly basis under the amended and restated Share Repurchase Program (“SRP”) in 2021 • Repurchases are expected to be made at $5.75 per share, same as our tender offer • Those with requests on file will be contacted about additional paperwork necessary to participate in the amended and restated SRP, and are encouraged to participate in the Tender Offer • We expect to begin accepting DDI SRP requests when the amended and restated SRP becomes effective, which we expect to occur on or after January 8, 2021 • Deadline for the end-of-January repurchase is expected to be January 22, 2021 ◦ Details posted to website: www.phillipsedison.com/investors ◦ Able to submit requests online as well as via direct mail • Shares are expected to be repurchased and payments processed on or around January 29, 2021 • DDI repurchases are expected to continue on a monthly basis thereafter • The standard portion of our SRP remains suspended and requests will not be accepted WWW.PHILLIPSEDISON.COM/INVESTORS PHILLIPS EDISON & COMPANY | 12

REVERSE STOCK SPLIT - MARCH 2021 PECO TO EXECUTE A ONE-FOR-FOUR REVERSE STOCK SPLIT • In March 2021, PECO will execute a one-for-four reverse stock split ◦ Prepares us for future trading when the public market improves • Executing stock split ahead of a potential future IPO/listing reduces confusion with no economic impact to our common stockholders or OP Unit holders • Increases visibility into earnings trends on a per share basis • More details to come in Q1 2021 EXAMPLE PRE-SPLIT POST-SPLIT Estimated Value per Share $8.75 $35.00 Number of Shares 10,000 2,500 Total Account Value $87,500 $87,500 Annualized Distribution per Share $0.34 $1.36 Number of Shares 10,000 2,500 Total Annualized Distribution $3,400 $3,400 WWW.PHILLIPSEDISON.COM/INVESTORS PHILLIPS EDISON & COMPANY | 13

COMPUTERSHARE HAS REPLACED DST AS TRANSFER AGENT ON NOVEMBER 2, 2020, COMPUTERSHARE REPLACED DST AS TRANSFER AGENT • DST Vision has been replaced with the Computershare Advisor Portal ◦ www.computershare.com/advisorportal • All investor and financial advisor contact information remains the same: ◦ Investors: 888-518-8073 ◦ Advisors: 833-347-5717 ◦ Email: investorrelations@phillipsedison.com ◦ Webpage: www.phillipsedison.com/investors • Please download our new forms: https://www.phillipsedison.com/investors/ investor-forms WWW.PHILLIPSEDISON.COM/INVESTORS PHILLIPS EDISON & COMPANY | 14

QUESTION AND ANSWER SESSION IF YOU ARE LOGGED INTO THE WEBCAST PRESENTATION YOU CAN SUBMIT A QUESTION BY TYPING IT INTO THE TEXT BOX AND CLICKING “SUBMIT QUESTION” WWW.PHILLIPSEDISON.COM/INVESTORS PHILLIPS EDISON & COMPANY | 15

THIRD QUARTER 2020 RESULTS WEBINAR PRESENTATION THURSDAY, NOVEMBER 12, 2020 AT 1:00 PM EASTERN TIME • Webcast: https://services.choruscall.com/links/peco201112.html • U.S. listen-only: (888) 346-2646 • Replay: A webcast replay will be available approximately one hour after the conclusion of the presentation at https://services.choruscall.com/links/ peco201112.html • Questions may be submitted in advance by emailing InvestorRelations@phillipsedison.com • More information: www.phillipsedison.com/investors WWW.PHILLIPSEDISON.COM/INVESTORS PHILLIPS EDISON & COMPANY | 16

FOR MORE INFORMATION INVESTORRELATIONS@PHILLIPSEDISON.COM WWW.PHILLIPSEDISON.COM/INVESTORS INVESTORS AND NIGO SERVICING: (888) 518-8073 PHILLIPS EDISON ADVISOR SERVICES: (833) 347-5717 WWW.PHILLIPSEDISON.COM/INVESTORS PHILLIPS EDISON & COMPANY | 17